UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 29, 1999




                             WILLIAMS CONTROLS INC.
                             -----------------------
               (Exact name of Company as specified in its charter)



           Delaware                       0-18083                 84-1099587
-------------------------------         ------------         -------------------
 (State or other jurisdiction of        (Commission           (I.R.S.  Employer
  incorporation or organization)        File Number)         Identification No.)

         14100 SW 72nd Avenue
           Portland, Oregon                                         97224
---------------------------------------                           ----------
(Address of principal executive offices)                          (zip code)



                                 (503) 684-8600
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7.  (Financial Statements and Exhibits) is amended to add the following:

(a) Financial Statements of the business acquired. The following is a list of audited financial statements for ProActive Pedals filed herewith:

          Report of Independent Public Accountants......................F-1
          Statements of Assets and Liabilities and
               Equity (Deficit) as of December 31,
               1998 and June 30, 1999 (unaudited).......................F-2
          Statements of Operations for the Year Ended
               December 31, 1998 and the Six Month
               Periods Ended June 30, 1999 (unaudited)
               and 1998 (unaudited).....................................F-3
          Statements of Changes in Equity (Deficit)
               for the Year Ended December 31, 1998 and
               the Six Month Period Ended June 30, 1999
               (unaudited)..............................................F-4
          Statements of Cash Flows for the Year Ended
               December 31, 1998 and the Six Month
               Periods Ended June 30, 1999 (unaudited)
               and 1998 (unaudited).....................................F-5
          Notes to Financial Statements, December 31, 1998..............F-6

(b) Pro forma financial information. The following is a list of pro forma financial information pertaining to Williams Controls, Inc. and ProActive Pedals filed herewith:

          Pro Forma Unaudited Balance Sheet as of
               June 30, 1999............................................PF-1
          Pro Forma Unaudited Statement of Operations
               for the Nine Months Ended June 30, 1999..................PF-2
          Pro Forma Unaudited Statement of Operations
               for the Year Ended September 30, 1998....................PF-3
          Notes to Pro Forma Unaudited Financial Statements.............PF-4

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
Williams Controls, Inc.:

We have audited the accompanying statement of assets and liabilities and equity (deficit) of ProActive Pedals (a wholly owned division of Active Tool and Manufacturing, Inc.) as of December 31, 1998 and the related statements of operations, changes in equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProActive Pedals as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





Portland, Oregon,                       /s/ ARTHUR ANDERSEN, LLP
September 24, 1999

                                PROACTIVE PEDALS
                                ----------------


            STATEMENTS OF ASSETS AND LIABILITIES AND EQUITY (DEFICIT)
            ---------------------------------------------------------

                    AS OF DECEMBER 31, 1998 AND JUNE 30, 1999
                    -----------------------------------------

                                 (In Thousands)



ASSETS
------

                                                    1998           1999
                                                    ----           ----
                                                                (Unaudited)

CURRENT ASSETS:
  Cash                                              $   -           $  -
  Inventory, net                                      210            387
                                                    -----          -----

LEASEHOLD IMPROVEMENTS AND EQUIPMENT, net             178            322

OTHER ASSETS, net                                     139            109
                                                    -----          -----
                                                    $ 527          $ 818
                                                    =====          =====

LIABILITIES AND EQUITY (DEFICIT)
--------------------------------

CURRENT LIABILITIES:
  Checks outstanding in excess of cash receipts     $ 339          $ 385
  Accounts payable                                     89            105
  Accrued liabilities                                 216             49
  Current portion of other long-term liability        100            114
                                                    -----          -----
          Total current liabilities                   744            653

OTHER LONG-TERM LIABILITY                             300            300

EQUITY (DEFICIT):
  Active Tool investment and advances               (517)          (135)
                                                    -----          -----
                                                    $ 527          $ 818
                                                    =====          =====


        The accompanying notes are an integral part of these statements.

                                PROACTIVE PEDALS
                                ----------------


                            STATEMENTS OF OPERATIONS
                            ------------------------

                  FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE
                  --------------------------------------------

                 SIX-MONTH PERIODS ENDED JUNE 30, 1999 AND 1998
                 ----------------------------------------------

                                 (In Thousands)



                                                                  June 30,
                                            December 31,     ------------------
                                                1998         1999          1998
                                            ------------     ----          ----
                                                                  (Unaudited)

SALES                                         $    210      $    111     $   30

COST OF GOODS SOLD                                 158           111         38
                                              --------      --------     -------
GROSS MARGIN (LOSS)                                 52             -        (8)

OPERATING EXPENSES:
  Research and development                       1,544           935        614
  Administrative                                   511           385        301
                                              --------      --------     -------
          Total operating expenses               2,055         1,320        915
                                              --------      --------     -------
LOSS FROM OPERATIONS                           (2,003)       (1,320)      (923)

INTEREST EXPENSE                                  (32)          (14)       (15)
                                              --------      --------     -------
NET LOSS                                      $(2,035)      $(1,334)     $(938)
                                              ========      ========     =======


        The accompanying notes are an integral part of these statements.

                                PROACTIVE PEDALS
                                ----------------


                    STATEMENTS OF CHANGES IN EQUITY (DEFICIT)
                    -----------------------------------------

                  FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE
                  --------------------------------------------

                      SIX-MONTH PERIOD ENDED JUNE 30, 1999
                      ------------------------------------

                                 (In Thousands)



                                               Advances     Losses      Deficit
                                               --------     ------      -------

BALANCE, December 31, 1997                     $ 4,700     $(7,357)     $(2,657)

  Net loss                                           -      (2,035)      (2,035)

  Change in advances                             4,175            -        4,175
                                               --------    --------     --------
BALANCE, December 31, 1998                       8,875      (9,392)        (517)

  Net loss (unaudited)                               -      (1,334)      (1,334)

  Change in advances (unaudited)                 1,716            -        1,716
                                               --------    --------     --------
BALANCE, June 30, 1999 (unaudited)             $10,591     $(10,726)    $  (135)
                                               ========    ========     ========


        The accompanying notes are an integral part of these statements.

                                PROACTIVE PEDALS
                                ----------------


                            STATEMENTS OF CASH FLOWS
                            ------------------------

                  FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE
                  --------------------------------------------

                 SIX-MONTH PERIODS ENDED JUNE 30, 1999 AND 1998
                 ----------------------------------------------

                                 (In Thousands)

                                                                                                               June 30,
                                                                                  December 31,         ------------------------
                                                                                     1998                1999            1998
                                                                                  ------------           ----            ----
                                                                                                              (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                            $(2,035)          $(1,334)       $  (938)
  Adjustments to reconcile net loss to net cash
    used in operating activities-
      Depreciation and amortization                                                       125                65             47
      Changes in operating assets and liabilities:
        Inventory                                                                        (115)             (177)          (146)
        Accounts payable                                                                   62                16             70
        Accrued liabilities                                                               216              (167)             -
        Other long-term liability                                                      (2,350)               14         (2,215)
                                                                                      -------           -------        -------
          Net cash used in operating activities                                        (4,097)           (1,583)        (3,182)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of other assets                                                                (75)                -            (75)
  Purchase of leasehold improvements and equipment                                       (110)             (179)             -
                                                                                      -------           -------        -------
    Net cash used in investing activities                                                (185)             (179)           (75)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in checks outstanding in excess of cash
    receipts                                                                              107                46            (61)
  Active Tool investment and advances, net                                              4,175             1,716          3,318
                                                                                      -------           -------        -------
          Net cash provided by financing activities                                     4,282             1,762          3,257

NET INCREASE (DECREASE) IN CASH                                                             -                 -              -

CASH, beginning of period                                                                   -                 -              -
                                                                                      -------           -------        -------
CASH, end of period                                                                     $   -             $   -          $   -
                                                                                      =======           =======        =======


                                   The accompanying notes are an integral part of these statements.


                                PROACTIVE PEDALS
                                ----------------


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                DECEMBER 31, 1998
                                -----------------

                                 (In Thousands)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
-----------------------------------------------

Nature of Operations
--------------------

ProActive Pedals (the Company), a wholly owned division of Active Tool and Manufacturing, Inc. (the Parent and a Michigan corporation), is a designer and developer of patented adjustable foot pedal systems and modular pedal systems. The Company also manufactures and sells the tooling equipment used to produce the foot pedal systems. The Company operates in one segment, selling adjustable pedal systems to the automotive industry.

Interim Financial Statements
----------------------------

The accompanying interim financial statements of the Company, as of June 30, 1999 and for the six months ended June 30, 1999 and 1998, have been prepared by the Company without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted. The Company believes the disclosures made are adequate to make the information presented not misleading.

In the opinion of the Company's management, the accompanying unaudited financial statements as of June 30, 1999 and for the six months ended June 30, 1999 and 1998, reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of June 30, 1999 and the results of operations and cash flows for the six months ended June 30, 1999 and 1998. The results of operations for the six months ended June 30, 1999 and 1998 are not necessarily indicative of fiscal year performance.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory
---------

Inventory is valued at lower of cost or market. Raw material costs are primarily determined on the first-in, first-out method (FIFO). Work-in-process costs primarily include raw materials and direct labor.

Leasehold Improvements and Equipment
------------------------------------

Leasehold improvements and equipment are stated at cost. Depreciation is provided using primarily accelerated methods over the estimated useful lives of the assets ranging from 3 to 7 years. Leasehold improvements are depreciated over the term of the lease or the estimated useful lives of the assets, whichever is shorter.

Normal repairs and maintenance are expensed as incurred.

Income Taxes
------------

The Company's Parent has elected to be taxed under the provisions of subchapter S of the Internal Revenue Code and similar section of the Michigan code. In lieu of corporate income taxes, the stockholders of the subchapter S corporation are taxed on their proportionate share of the Parent's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

Other Long-Term Liability
-------------------------

At December 31, 1998, other long-term liability consists of an obligation due in equal installments of $100 over four years at 7% interest.

Concentration of Credit Risk and Significant Customer
-----------------------------------------------------

The Company has one outstanding contract to provide adjustable pedal systems. This contract makes up substantially all of the Company's revenues.

Revenue Recognition
-------------------

Revenue is recognized upon shipment of the goods.

Other Assets
------------

Other assets consist of licenses held by the Company to develop and manufacture the adjustable foot pedal systems. The licenses are amortized using the straight-line method over the estimated useful lives of the licenses ranging from 3 to 5 years. Accumulated amortization as of December 31, 1998 was $66.

Research and Development
------------------------

A significant portion of the Company's activities have been incurred in research and development of adjustable pedal systems. Research and development expenses have been expensed as incurred.

Recent FASB Pronouncement
-------------------------

In June 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 137). SFAS 137 is an amendment to SFAS 133, "Accounting for Derivative
Instruments and Hedging Activities." SFAS 137 establishes accounting and reporting standards for all derivative instruments. SFAS 137 is effective for fiscal years beginning after June 15, 2000. The Company does not have any derivative instruments and accordingly, the adoption of SFAS 137 will have no impact on the Company's financial position or results of operations.

2.  LEASEHOLD IMPROVEMENTS AND EQUIPMENT:
-----------------------------------------

Leasehold improvements and equipment consist of the following:

                                                           December 31,
                                                               1998
                                                           ------------

Leasehold Improvements                                        $  27
Machinery                                                        84
Vehicles                                                         11
Furniture and Fixtures                                          238
Tooling                                                          48
                                                              -----
                                                                408
Accumulated depreciation                                      (230)
                                                              -----
Leasehold improvements and equipment, net                     $ 178
                                                              =====

3.  INVENTORY:
--------------

Inventory consists of the following:

                                                           December 31,
                                                               1998
                                                           ------------

Raw materials                                                  $ 82
Work in process                                                 128
                                                               ----
Total inventory                                                $210
                                                               ====

4.  RELATED PARTY TRANSACTIONS:
-------------------------------

The Company's operations have been funded solely by the Parent and all transactions of the Company flow through the Active Tool investment and advances account.

The Company maintains a cash account to pay all expenditures and has received advances from the Parent since inception. Interest has not been charged on advances. The average Active Tool investment and advances account balance for the year ended December 31, 1998 was $7,181.

5.  COMMITMENTS AND CONTINGENCIES:
----------------------------------

Litigation Settlement
---------------------

In 1997, the Company recorded the settlement of a lawsuit filed against the Company by Comcorp Technologies, Inc. and DeCouper Industries, Inc. (collectively "Comcorp"), in which it was alleged that the Company misappropriated certain Comcorp trade secrets relating to adjustable pedal technology. The Company settled the lawsuit, without admitting any liability. Under the terms of the settlement agreement between the parties, issues relating to ownership of certain patents covering the technology were resolved.

Operating Lease
---------------

The Company leases office space under a noncancelable operating lease expiring November 1999. Rent expense for the year ended December 31, 1998 was $56. At December 31, 1998, future minimum leased payments for the operating lease are $99 for 1999.

6.  SALE OF BUSINESS:
---------------------

In July 1999, substantially all of the assets and liabilities of the Company were sold to Williams Controls Inc. (Williams) for $6,350 in cash and the assumption of certain liabilities. Williams is a manufacturing company involved in various production lines for the automotive industry, primarily in the manufacture of electronic throttle controls.

                             Williams Controls, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                               As of June 30, 1999
                             (Dollars in thousands)


                                                                                                             Unaudited
                                                               Williams                                      Pro Forma
                                                              Controls,      ProActive       Pro Forma      Consolidated
                                                                 Inc.          Pedals       Adjustments     As Adjusted
                                                             ------------- -------------- --------------- ---------------
                      ASSETS
Current Assets:
   Cash and cash equivalents                                  $  1,410         $    -      $        -        $  1,410
   Trade and other accounts receivable, net                     10,602              -               -          10,602
                                                                10,430            387               -          10,817
Inventories
   Deferred taxes and other                                      2,616              -               -           2,616
   Net assets held for disposition                               5,125              -               -           5,125
                                                             ------------- -------------- --------------- ---------------
     Total current assets                                       30,183            387               -          30,570


   Property, plant and equipment, net                           18,665            322       (a)  (22)          18,965
   Investment in and  note receivable from affliate              5,733              -               -           5,733
   Property held for sale, net                                   1,818              -               -           1,818
   Net assets held for disposition                               1,821              -               -           1,821
   Other assets                                                  1,851            109       (b) 4,882           7,514
                                                                                            (d)   672
                                                             ============= ============== =============== ===============
     Total assets                                             $ 60,071         $  818      $    5,532        $ 66,421
                                                             ============= ============== =============== ===============

       LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Checks outstanding in excess of cash receipts              $      -         $  385      $(a) (385)        $      -
   Accounts payable                                              5,063            105               -           5,168
   Accrued expenses                                              2,605            163       (a)   171           2,939
   Current  portion of long-term  debt and capital leases        2,257              -       (a) 2,500           4,757
   Estimated loss on disposal                                      589              -               -             589
                                                             ------------- -------------- --------------- ---------------
      Total current liabilities                                 10,514            653           2,286          13,453

Long-term debt and capital lease obligations                    22,460              -       (a)   454          22,914
Other liabilities                                                2,737            300       (a)   639           3,376
                                                                                            (a) (300)

Commitments and contingencies

Shareholders' equity:
   Preferred stock                                                   1              -               -               1
   Common stock                                                    185              -       (a)     1             186
   Additional paid-in capital                                   18,183              -       (a) 3,395          21,578
   Retained earnings (accumulated deficit)                       7,125                      (a)(1,750)          6,047
                                                                                            (d)   672
   Active Tool investment and advances                                          (135)       (c)   135
   Unearned ESOP shares                                           (73)              -               -            (73)
   Treasury stock                                                (377)              -               -           (377)
   Note receivable                                               (500)              -               -           (500)
   Pension liability adjustment                                  (184)              -               -           (184)
                                                             ------------- -------------- --------------- ---------------
      Total shareholders' equity                                24,360          (135)           2,453          26,678
                                                             ============= ============== =============== ===============
        Total liabilities and shareholders' equity            $ 60,071         $  818      $    5,532        $ 66,421
                                                             ============= ============== =============== ===============

               The accompanying notes are an integral part of this
                unaudited pro forma consolidated balance sheet.


                             Williams Controls, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                     For the Nine Months ended June 30, 1999 (Dollars in thousands, except share and per share information)




                                                                                                            Unaudited
                                                               Williams                                     Pro Forma
                                                              Controls,      ProActive      Pro Forma     Consolidated
                                                                 Inc.         Pedals       Adjustments      Adjusted
                                                             ------------- -------------- -------------- ----------------

Sales                                                            $ 47,828      $     214      $       -         $ 48,042
Cost of sales                                                      33,885            170              -           34,055
                                                             ------------- -------------- -------------- ----------------
Gross margin                                                       13,943             44              -           13,987

Operating expenses:
  Research and development                                          2,683          1,477                           4,160
                                                                    1,501              -              -            1,501
Selling
                                                                    2,884            465      (a)   472            3,821
Administration
  Loss from impairment of assets                                    5,278              -              -            5,278
                                                             ------------- -------------- -------------- ----------------
    Total operating expenses                                       12,346          1,942            472           14,760
                                                             ------------- -------------- -------------- ----------------

Earnings (loss) from continuing operations                          1,597        (1,898)          (472)            (773)

Other (income) expenses:
   Interest income                                                  (277)              -              -            (277)
   Interest expense                                                 1,187             23      (b)   202            1,412
   Other (income) expense                                              69              -              -               69
   Equity interest in (income) loss of affiliate                      407              -              -              407
                                                             ------------- -------------- -------------- ----------------
     Total other expenses                                           1,386             23            202            1,611
                                                             ------------- -------------- -------------- ----------------


Earnings (loss) from continuing operations before
   income tax expense (benefit)                                       211        (1,921)          (674)          (2,384)
Income tax expense (benefit)                                           81              -      (c) (997)            (916)
                                                             ------------- -------------- -------------- ----------------

Net earnings (loss)                                                   130        (1,921)            323          (1,468)
Dividends on preferred stock                                          449              -              -              449
                                                             ------------- -------------- -------------- ----------------
Net earnings (loss) allocable to common shareholders              $ (319)      $ (1,921)      $     323         $(1,917)
                                                             ============= ============== ============== ================

Net earnings (loss) per common share - basic                      $ (.02)                                       $ (0.10)
                                                             ============= ============== ============== ================
Weighted average shares - basic                                18,313,559                                     19,644,708
                                                             ============= ============== ============== ================

Net earnings per common share - diluted                           $ (.02)                                         (0.10)
                                                             ------------- -------------- -------------- ----------------
Weighted average shares - diluted                              18,313,559                                     19,644,708
                                                             ============= ============== ============== ================



    The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations.

                             Williams Controls, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended September 30, 1998
         (Dollars in thousands, except share and per share information)



                                                                                                            Unaudited
                                                               Williams                                     Pro Forma
                                                              Controls,      ProActive      Pro Forma     Consolidated
                                                                 Inc.         Pedals       Adjustments      Adjusted
                                                             ------------- -------------- -------------- ----------------

Sales                                                            $ 57,646      $     210       $      -         $ 57,856
Cost of sales                                                      40,129            158              -           40,287
                                                             ------------- -------------- -------------- ----------------
Gross margin                                                       17,517             52              -           17,569

Operating expenses:
  Research and development                                          2,778          1,544                           4,322
  Selling                                                           2,065              -              -            2,065
  Administration                                                    3,683            511        (a) 628            4,822
                                                             ------------- -------------- -------------- ----------------
    Total operating expenses                                        8,526          2,055            628           11,209
                                                             ------------- -------------- -------------- ----------------

Earnings (loss) from continuing operations                          8,991        (2,003)          (628)            6,360

Other (income) expenses:
   Interest expense                                                 1,508             32        (b) 269            1,809
   Equity interest in (income) loss of affiliate                      506              -              -              506
                                                             ------------- -------------- -------------- ----------------
     Total other expenses                                           2,014             32            269            2,315
                                                             ------------- -------------- -------------- ----------------


Earnings (loss) from continuing operations before
   income tax expense (benefit)                                     6,977        (2,035)          (897)            4,045
Income tax expense (benefit)                                        2,366              -    (c) (1,125)            1,241
                                                             ------------- -------------- -------------- ----------------
Net earnings (loss) from continuing operations                      4,611        (2,035)            228            2,804

Discontinued operations:
   Net  loss  from  operations  of  automotive
      accessories business unit                                   (1,625)              -              -          (1,625)
   Net loss from operations of the agricultural segment           (1,271)              -              -          (1,271)
   Net loss on disposal of the agricultural segment               (1,403)              -              -          (1,403)
                                                             ------------- -------------- -------------- ----------------
   Net loss from discontinued operations                        $ (4,299)      $       -       $      -         $(4,299)
                                                             ------------- -------------- -------------- ----------------

Net earnings (loss)                                             $     312      $ (2,035)       $    228         $(1,495)
Dividends on preferred stock                                          270              -              -              270
                                                             ------------- -------------- -------------- ----------------
Net earnings (loss) allocable to common shareholders            $      42      $ (2,035)       $    228         $(1,765)
                                                             ============= ============== ============== ================

Earnings (loss) per common share from continuing                $    0.24                                       $   0.13
operations - basic
Loss per common share from discontinued operations - basic         (0.24)                                         (0.22)
                                                             ------------- -------------- -------------- ----------------
Net earnings (loss) per common share - basic                    $    0.00                                       $ (0.09)
                                                             ============= ============== ============== ================
Weighted average shares - basic                                17,922,558                                     19,253,707
                                                             ============= ============== ============== ================

Earnings  per common  share from  continuing  operations  -
   diluted                                                      $    0.23                                       $   0.13
Loss  per  common  share  from  discontinued  operations  -
   diluted                                                         (0.23)                                         (0.22)
                                                             ------------- -------------- -------------- ----------------
Net earnings per common share - diluted                         $    0.00                                       $ (0.09)
                                                             ============= ============== ============== ================
Weighted average shares - diluted                              19,808,460                                     19,253,707
                                                             ============= ============== ============== ================



    The  accompanying  notes are an integral  part of this  unaudited  pro forma consolidated statement of operations.

                             Williams Controls, Inc.
                Notes to Unaudited Pro Forma Financial Statements
                      June 30, 1999 and September 30, 1998
                             (Dollars in thousands)

1.   Basis of Presentation

     The accompanying unaudited pro forma consolidated financial statements have been prepared to present the effect of the acquisition (the Acquisition) of ProActive Pedals (a wholly owned division of Active Tool and Manufacturing, Inc.)(ProActive) by Williams Controls, Inc. (the Company) on July 29, 1999. ProActive performs research and development activities related to the development of adjustable foot pedals for automobiles. They also engage in the manufacture of adjustable foot pedals. The unaudited pro forma statements of operations for the nine months ended June 30, 1999 and for the fiscal year ended September 30, 1998 have been prepared based upon the historical statements of operations of the Company and ProActive as if the Acquisition had occurred on the first date of each such period. The unaudited pro forma consolidated balance sheet as of June 30, 1999 has been prepared based upon the historical balance sheets of the Company and ProActive as if the acquisition had occurred on June 30, 1999.

     For purposes of the unaudited pro forma consolidated  financial  statements
     (1) the statement of operations of the Company for the nine months ended June 30, 1999 has been combined with the statement of operations of ProActive for the nine months ended June 30, 1999, (2) the statement of operations of the Company for the fiscal year ended September 30, 1998 has been combined with the statement of operations of ProActive for the fiscal year ended December 31, 1998, and (3) the balance sheet of the Company as of June 30, 1999 has been combined with the balance sheet of ProActive as of June 30, 1999. In order to present comparable periods in the unaudited pro forma statements of operations, revenues of $103 and net loss from continuing operations of $587 for ProActive Pedals for the three months ended December 31, 1998 have been included in both the unaudited pro forma consolidated statements of operations for the nine months ended June 30, 1999 and for the year ended September 30, 1998.

     The unaudited pro forma consolidated financial statements give effect to the Acquisition under the purchase method of accounting.

     The unaudited pro forma consolidated financial statement may not be indicative of the results of operations or financial position that would have occurred if the Acquisition had been in effect as of the beginning of the respective periods or as of the balance sheet date, nor do they purport to indicate the results of operations of the Company for any future period or as of any future date. The unaudited pro form consolidated financial statements should be read in conjunction with the Company's audited financial statements and notes thereto, included in the Company's Form 10-K for the year ended September 30, 1998. Management believes that all adjustments necessary to present fairly such unaudited pro form consolidated financial statements have been made based on the terms and structure of the Acquisition.

2.   Pro Forma Adjustments.

     The pro forma adjustments consist of the following:

     Balance Sheet
     -------------
     Effective July 29, 1999, Williams Controls, Inc.
     acquired substantially all of the assets and assumed certain liabilities of ProActive Pedals, in a purchase transaction. The following amounts in footnotes (a) through (d) describe the nature of the transaction and are for informational purposes only. They reflect the adjustments that would have been recorded on the balance sheet at June 30, 1999 had the purchase occurred on that date.


(a)  The Company recorded the acquisition as follows:
     Purchase price:
        Net cash used from issuance of
        common stock (1,331,149 shares)                              $ 3,396
        Term loan                                                      2,500
        Line of credit                                                   454
        Accrued acquisition costs                                        100
                                                                     -------
                  Total                                              $ 6,450

      Value of assets acquired and liabilities assumed:
          Fair value of recorded net assets acquired                 $   348
          Appraised value of in-process research and
             development                                               1,750
          Purchased technology                                         1,820
          Patent license agreement                                     1,239
          Liability for future payments on patent
              license agreement                                        (639)
                                                                     -------
     Goodwill resulting from purchase                                $ 1,932
                                                                     =======

     The components of the fair value of recorded net assets acquired are as follows:
          Book value of assets acquired                              $ (135)
          Adjustments:
             Leasehold improvements not acquired                        (22)
             License agreement not acquired                            (109)
             Outstanding checks not assumed                              385
             Other long-term liability not assumed                       300
             Other miscellaneous net liabilities incurred               (71)
                                                                     -------
          Fair value of net assets acquired                          $   348
                                                                     =======
                                      PF-5

(b)  To record intangible assets:
        Goodwill                                                     $ 1,932
        Purchased technology                                           1,820
        Patent license agreement                                       1,239
        License agreement not acquired                                 (109)
                                                                     -------
                                                                     $ 4,882
                                                                     =======

(c)  To record the elimination of Active Tool investment and
     advances.                                                       $   135

(d)  A deferred tax asset was recorded for the $1,750 of
     in-process research and development expensed immediately
     for book purposes and amortized for tax purposes over
     fifteen years.                                                  $   672


                                                                                 For the                  For the
                                                                            nine months ended            year ended
                                                                              June 30, 1999          September 30, 1998
                                                                        -------------------------- -----------------------
Income Statement
----------------

The Unaudited Pro Forma  Statements  of
Operations  are  presented  without the
impact of the $1,750 expense of in-process research and development related to the purchase of ProActive
Pedals as the expense would not have an ongoing effect on normal operations. The pro forma adjustments to the Unaudited Pro Forma Statements of Operations for the nine months ended June 30, 1999 and the year ended September 30, 1998 consist of the following:



(a)  Amortization expense was recorded on the intangible assets acquired:
         Goodwill (15 years)                                                              $    97                $    129
         Purchased technology (5 years)                                                       290                     386
         Patent license (11 years)                                                             85                     113
                                                                                          -------                --------
                                                                                          $   472                $    628
(b) Interest expense was recorded on the incremental borrowings utilized to finance the acquisition.
          Term loan of $2,500 at 9.25%                                                    $   173                $    231
          Line of credit of $454 at 8.25%                                                      29                      38
                                                                                          -------                --------
                                                                                          $   202                $    269
(c)  The pro forma  adjustment  to the  provision  for income  taxes was made to bring the total tax  provision to the amount that would have been  recorded based on an  effective  rate of 38.4% for the period  calculated  using the combined pro forma income.

          ProActive Pedals loss                                                           $ (738)                $  (781)
          Pro forma adjustments                                                             (259)                   (344)
                                                                                          -------                --------
                                                                                          $ (997)                $(1,125)


                                      PF-7

                             Williams Controls, Inc.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      WILLIAMS CONTROLS, INC.





                                      By:_______________________________________
                                      Gerard A. Herlihy, Chief Financial Officer




                                      By:_______________________________________
                                      Kim L. Childs, Corporate Controller
                                      and Principal Accounting Officer








Date:  October 12, 1999

                             Williams Controls, Inc.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   WILLIAMS CONTROLS, INC.





                                   By: /s/ Gerard A. Herlihy
                                      ------------------------------------------
                                      Gerard A. Herlihy, Chief Financial Officer




                                   By: /s/ Kim L. Childs
                                      ------------------------------------------
                                      Kim L. Childs, Corporate Controller
                                      and Principal Accounting Officer








Date:  October 12, 1999